UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 5, 2021 (March 31, 2021)

SHIFT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38839	82-5325852
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2525 16th Street, Suite 316, San Francisco, CA	94103
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 575-6739

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SFT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) if the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On October 13, 2020, Shift Technologies, Inc. (the “Company”) and Shift Platform, Inc., a wholly-owned subsidiary of the Company, entered into Employment Agreements (the “Employment Agreements”) with each of George Arison and Toby Russell, co-Chief Executive Officers of the Company (the “Executives”). On February 2, 2021, in accordance with the terms of the Employment Agreements, the Company granted to each of the Executives a one-time equity award of 3,044,272 restricted stock units (“RSUs”).

Section 5(c) of the Shift Technologies, Inc. 2020 Omnibus Equity Compensation Plan (the “Omnibus Plan”) provided that the maximum aggregate number of shares of the Company’s class A common stock with respect to which all grants, other than dividend equivalents, may be made under the Omnibus Plan to any individual during any calendar year is 2,000,000. On March 31, 2021, the Company’s Board of Directors approved an amendment to the Omnibus Plan (the “Omnibus Plan Amendment”) to provide that such individual share limit shall not apply to grants made to fulfill any agreement by and between the Company and an employee that was entered into on or about October 13, 2020. No other provision of the Omnibus Plan was amended. A copy of the Omnibus Plan Amendment is attached hereto as Exhibit 10.1 and is hereby incorporated by reference.

In order to address any applicable non-compliance with the Omnibus Plan, on April 5, 2021 the Company and each of the Executives entered into an amendment to the respective RSU grant agreement to cancel the grant of 1,044,272 unvested RSUs in each such RSU grant agreement. Copies of the RSU grant agreement amendments are attached hereto as Exhibit 10.2 and Exhibit 10.3, respectively, and are hereby incorporated by reference.

On April 5, 2021, following the adoption of the Omnibus Plan Amendment, the Company entered into an award agreement with each of the Executives with respect to a grant of 1,044,272 RSUs. The RSUs granted pursuant to the RSU grant agreements have identical vesting terms to the RSUs cancelled pursuant to the RSU grant amendments. Copies of the RSU grant agreements are attached hereto as Exhibit 10.4 and Exhibit 10.5 and are hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amendment No. 1 to the Shift Technologies, Inc. 2020 Omnibus Equity Compensation Plan.
10.2	Amendment No. 1 dated as of April 5, 2021 to RSU Award Agreement dated as of February 2, 2021 by and between Shift Technologies, Inc. and George Arison.
10.3	Amendment No. 1 dated as of April 5, 2021 to RSU Award Agreement dated as of February 2, 2021 by and between Shift Technologies, Inc. and Toby Russell.
10.4	RSU Award Agreement dated as of April 5, 2021 by and between Shift Technologies, Inc. and George Arison.
10.5	RSU Award Agreement dated as of April 5, 2021 by and between Shift Technologies, Inc. and Toby Russell.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIFT TECHNOLOGIES, INC.

Dated: April 5, 2021	/s/ George Arison
	Name:	George Arison
	Title:	Co-Chief Executive Officer and Chairman

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